UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2013

NCR CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard

Duluth, GA 30096

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	NCR Corporation (“NCR” or the “Company”) held its Annual Meeting of Stockholders on April 24, 2013 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the NCR Corporation 2013 Stock Incentive Plan, (the “2013 SIP”). The 2013 SIP was previously approved and adopted by NCR’s Board of Directors, subject to stockholder approval.

Additional information regarding the 2013 SIP is summarized on pages 73 through 86 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2013 (the “Proxy Statement”), under the heading “Directors’ Proposal to Approve the NCR Corporation 2013 Stock Incentive Plan as Disclosed in these Proxy Materials” (Item 4 on the Proxy Card) and is incorporated herein by reference. The summary of the 2013 SIP set forth in the Proxy Statement is qualified in its entirety by the full text of the 2013 SIP, a complete copy of which is set forth as Appendix A to the Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Holders of an aggregate of 163,732,442 shares of NCR common stock at the close of business on February 12, 2013 were entitled to vote at the Annual Meeting, of which 145,217,765 or 88.6% of the eligible voting shares were represented in person or by proxy. NCR’s stockholders voted on five proposals at the Annual Meeting.

The final results for each of the matters submitted to a vote of NCR’s stockholders at the Annual Meeting are as follows:

1.	Election of Directors. All three Class B Directors were re-elected to serve three-year terms expiring at the NCR 2016 Annual Meeting of Stockholders by the votes set forth in the table below:

Nominees –Class B Directors	Votes For	Votes Withheld	Broker Non-Votes
Edward P. Boykin	126,149,640	1,749,853	17,318,272
Linda Fayne Levinson	118,360,611	9,538,882	17,318,272
Deanna W. Oppenheimer	126,237,762	1,661,731	17,318,272

One Class C Director was re-elected to serve a one-year term expiring at the NCR 2014 Annual Meeting of Stockholders by the votes set forth in the table below:

Nominee –Class C Director	Votes For	Votes Withheld	Broker Non-Votes
Kurt P. Kuehn	126,256,363	1,643,130	17,318,272

2.	Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013 was ratified by the stockholders by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
143,850,394	1,113,198	254,173	0

3.	Advisory Vote to Approve Executive Compensation as Disclosed in the Proxy Statement. The stockholders approved on an advisory basis the executive compensation as disclosed in the Proxy Statement by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
122,432,923	3,137,782	2,328,788	17,318,272

4.	Approve the NCR Corporation 2013 Stock Incentive Plan. The stockholders approved the NCR Corporation 2013 Stock Incentive Plan by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
117,674,985	9,947,634	276,874	17,318,272

5.	Stockholder Proposal to Repeal the Classified Board of Directors. The stockholders approved on an advisory basis the stockholder proposal to repeal the classified Board of Directors by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
102,093,434	25,188,987	617,052	17,318,272

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1	NCR Corporation 2013 Stock Incentive Plan (incorporated by reference to Appendix A to NCR Corporation definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: April 30, 2013	By:	/s/ Jennifer M. Daniels
Jennifer M. Daniels
Senior Vice President, General Counsel and Secretary